UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2004

SYMANTEC CORPORATION

(Exact name of the Registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-17781	77-0181864

(Commission File Number)	(IRS Employer Identification No.)

20330 Stevens Creek Blvd., Cupertino, CA (Address of principal executive offices)	95014 (Zip code)

(408) 517-8000

(The Registrant’s telephone number)

(Former name or former address, if changed since last report)

ITEM 5: OTHER EVENTS.

     On January 20, 2004, Symantec Corporation issued a press release announcing that its board of directors had appointed Franciscus (Frans) Lion to the board, effective immediately. The press release is filed herewith as Exhibit 99.1 and incorporated by reference herein.

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits.

The following exhibits are filed or furnished herewith:

Exhibit No.	Description

99.1	Press release issued by Symantec Corporation dated January 20, 2004, announcing appointment of Frans Lion to the Board of Directors.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 21, 2004		SYMANTEC CORPORATION

	By:	/s/ Arthur F. Courville

Arthur F. Courville Senior Vice President and General Counsel

EXHIBIT INDEX

     99.1 Press release issued by Symantec Corporation dated January 20, 2004, announcing appointment of Frans Lion to the Board of Directors.